Putnam
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam Investment Grade Municipal Trust delivered solid returns during the semiannual period ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and that it appreciates your loyalty and patience as your management team steers the fund through this period of market uncertainty.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
July 17, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Volatility continued to be the watchword for markets in the six-month period ending May 31, 2002. Putnam Investment Grade Municipal Trust felt the repercussions of several crosscurrents, including a recovering equity market and a large sell-off in the bond market in the very first days of the period. The turbulence eased somewhat afterward as a stumbling but persistent economic recovery took shape. However, spotty corporate earnings and egregious examples of corporate accounting continued to keep investors on the edge of their seats. Yield increases across all areas of the yield curve -- and correspondingly lower bond prices -- challenged your fund and contributed to a positive but relatively flat total return at net asset value. (Results at market price reflected a change in investor perceptions of the fund over the period, possibly due to the increasing demand for investment-grade bonds. This change in perception caused the fund to trade at a premium to net asset value.)

Total return for 6 months ended 5/31/02

       Net asset value            Market price
-----------------------------------------------------------------------
            1.58%                    9.30%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

Over the period, your fund underperformed its Lipper category average and its benchmark, the Lehman Municipal Bond Index. We attribute this to positions in lower-rated, higher-yielding bonds, which hurt performance over this period. (Lower-rated bonds represented a modest allocation within your fund's portfolio, which primarily focused on the highest-quality bonds.) We believe, however, that these issues will rebound as the economy improves, which may provide not just high current income but price appreciation as well. In fact, income from these bonds contributed in part to the management team's decision to raise the fund's dividend payment in the last half of the period.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation      21.9%

Utilities           20.2%

Health care         19.3%

Housing              7.8%

Water and sewer      6.1%

Footnote reads:
*Based on market value as of 5/31/02. Holdings will vary over time.


* FUND RAISED DIVIDEND PAYMENT IN MARCH

The accumulated benefit of leveraging against low short-term interest rates and investments in lower-rated, higher-yielding bonds over the last couple of years proved very beneficial to the fund's common shareholders during the last three months of the period. By issuing preferred shares, the fund borrowed money at short-term rates of around 1.5% and then invested the money in longer-term bonds yielding 5.5% to 6.0%. The difference between the longer-term bond yields and the dividends paid out to the preferred shareholders was used to enhance the dividends paid to common shareholders, raising the monthly dividend payout by almost 17%. Your fund's management team considered the potential earning power of the fund while conservatively forecasting the coming interest-rate environment and felt confident in raising the dividend.

* AIRLINES PROVIDED BUMPY RIDE WHILE HIGHLIGHTING FUND'S STRENGTHS

The trials and troubles of the airline industry provide an illustration of the value added by Putnam's research capabilities and long-term investment focus. Although certainly not the largest sector of the portfolio, airline and airport-authority bonds have represented a substantial portion of your fund's holdings in years past. These bonds have a history of high current income and have been one of the most liquid sectors of the municipal-bond market. However, perceptions of these bonds changed drastically on September 11, 2001. Airline-backed securities were hurt significantly, including those in your fund's portfolio. Maintaining calm amidst the widespread concern, your fund's management team took full advantage of the research capabilities available to it. Existing airline holdings were analyzed on an issue-by-issue basis, considering creditworthiness while factoring in the top-down issues of airline industry restructuring in the post-crisis environment and the influx of federal relief dollars. As a result of this reevaluation, we decided to maintain the fund's airline-related positions in expectation of a long-term rebound.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 36.2%

Aa/AA -- 4.4%

A -- 22.2%

Baa/BBB -- 21.6%

Ba/BB -- 10.0%

B -- 5.2%

Other -- 0.4%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

Fund Profile

Putnam Investment Grade Municipal Trust seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital by investing primarily in investment-grade municipal bonds. The fund is suitable for conservative investors seeking tax-exempt income.

While we expect further losses for the airlines in 2002, our airline holdings continue to pay their coupons and signs are pointing to a bottom and eventual recovery for the industry. The number of domestic airline passengers, down 33% last October, was down only 10% as the fiscal period ended. Demand, induced by fare cuts, continues to grow and our expectation is for airlines to increase their bond issuance sometime in the coming year. Volatile oil prices stalled the industry's recovery in the middle of the period but we believe that, with the continued assurance of government relief money, the fund's airline holdings should remain worthwhile investments. By the period's end, our initial review proved its effectiveness as the airline sector (comprising 14.8% of the fund's market value) was one of the strongest-performing areas of the portfolio.

* SEVERAL DEFENSIVE MEASURES HELPED FUND LATER IN THE PERIOD

Over the period, we used bottom-up, issue-by-issue analysis to make smaller, more numerous purchases in our efforts to diversify and protect the fund's portfolio. These smaller investments seek to guard against the rise in single-issue risk, which is becoming a more important consideration as investors spooked by the terrorist attacks and widely reported examples of corporate malfeasance tend to overreact to the slightest rumor about a security. The health-care sector has provided many of these smaller, less concentrated positions. One example is an issue from the New Jersey Economic Authority for Cedar Crest Village (coupon 7.25%, maturity 11/15/2031). Cedar Crest is a retirement facility in Pompton Plains, New Jersey that provides residential apartments, assisted-living care, and nursing care to approximately 1,500 clients. Backed by strong management, Cedar Crest benefits from the demographics of the population it serves and from the relative affordability of its services. We also purchased bonds issued by Sayre, Pennsylvania Health Care Facilities Authority for Guthrie Healthcare System (coupon 5.875%; maturity 12/1/2031). We like Guthrie Healthcare for the leadership it has shown in its market, because it occupies a significant medical niche (cardiology), and because it has an excellent cash base. Furthermore, the issue is mortgage-backed, which dampens its credit risk.

Other, more strategic measures we took during the period included adjusting the fund's duration strategy and yield-curve positioning. We took several incremental steps to shorten duration, a measure of interest-rate risk, beginning in November and December, to position the fund more defensively for a potential change in the interest-rate environment. Since this change came to pass and yields moved upward, this defensive positioning proved beneficial later in the period. Also, while bond markets were rallying for much of calendar 2001, the maturities of the bonds in your fund were spread fairly evenly across the yield curve, with many in the intermediate part of the curve. Since intermediate-maturity bonds typically benefit the most when rates drop and the curve steepens, this strategy had a positive effect on performance. As the environment began to change and the economy picked up strength, we started selling holdings in the intermediate part of the curve, and buying shorter-term and long-term bonds where we could. The combination of short- and long-term bonds does not experience as much price volatility when the yield curve flattens, and when it begins to flatten, as we believe it will, this strategy should further benefit your fund.

* LOWER-RATED BONDS MAY HELP PERFORMANCE

In the foreseeable future, we believe it is likely that interest rates will rise and the yield curve will flatten. The Federal Reserve Board has clearly stopped lowering rates, and could begin to raise them late in calendar 2002 or at the beginning of 2003. Right now, the strength of the economic recovery is still somewhat uncertain, with conflicting reports making it difficult to determine when corporate profits will improve. In addition, the accounting problems of Enron and other companies have put a significant damper on the bond market, particularly in the high-yield area, and especially among technology and telecommunications companies (though the negative effects of accounting issues are not limited to those industries). We believe these issues will eventually clear up, and that the emphasis by corporations and municipalities on strong balance sheets, debt reduction, and fiscal conservatism will be beneficial for bond investors in the long term.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The team's members are Richard Wyke (Portfolio Leader), Paul Drury
(Portfolio Member), David Hamlin (Portfolio Member), Susan McCormack (Portfolio Member), Jerome Jacobs, and Joyce Dragone.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                                Market    Lehman Municipal    Consumer
                      NAV        price       Bond Index      price index
-------------------------------------------------------------------------------
6 months             1.58%       9.30%         2.56%           1.07%
-------------------------------------------------------------------------------
1 year               3.37        9.76          6.50            1.13
-------------------------------------------------------------------------------
5 years             31.19       14.86         35.59           12.12
Annual average       5.58        2.81          6.28            2.31
-------------------------------------------------------------------------------
10 years            89.93       88.57         92.26           28.49
Annual average       6.62        6.55          6.76            2.54
-------------------------------------------------------------------------------
Life of fund
(since 10/26/89)
Annual average       7.51        7.24          7.31            2.88
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/02

-------------------------------------------------------------------------------
Distributions from common shares
-------------------------------------------------------------------------------
Number                                                      6
-------------------------------------------------------------------------------
Income                                                   $0.3875
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                  $0.3875
-------------------------------------------------------------------------------
Preferred Shares                                  Series A (1,400 shares)
-------------------------------------------------------------------------------
Income                                                   $732.11
-------------------------------------------------------------------------------
Capital gains 1                                             --
-------------------------------------------------------------------------------
  Total                                                  $732.11
-------------------------------------------------------------------------------
Share value:                                          NAV     Market price
-------------------------------------------------------------------------------
11/30/01                                           $10.96         $10.67
-------------------------------------------------------------------------------
5/31/02                                             10.74          11.25
-------------------------------------------------------------------------------
Current return (common shares, end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                               7.77%          7.41%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                        12.65          12.07
-------------------------------------------------------------------------------
1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.6% federal tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)
                                                         Market
                                            NAV          price
-------------------------------------------------------------------------------
6 months                                   5.31%         17.93%
-------------------------------------------------------------------------------
1 year                                     3.50           7.85
-------------------------------------------------------------------------------
5 year                                    30.88          15.98
Annual average                             5.53           3.01
-------------------------------------------------------------------------------
10 year                                   86.70          96.56
Annual average                             6.44           6.99
-------------------------------------------------------------------------------
Life of fund
Annual average                             7.56           7.51
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

The Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (100.0%) (a)
PRINCIPAL AMOUNT                                                                     RATING (RAT)             VALUE
Alabama (1.0%)
-------------------------------------------------------------------------------------------------------------------
$         3,900,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.), Ser. A,
                    FGIC, 5s, 2/1/41                                                      Aaa        $    3,700,125

Arizona (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,525,000 Casa Grande Indl. Dev. Auth. Rev. Bonds (Casa Grande,
                    Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                             B/P             1,576,469
          1,000,000 Scottsdale, Indl. Dev. Hosp. Auth. Rev. Bonds
                    (Scottsdale Hlth. Care), 5.8s, 12/1/31                                A3                996,250
                                                                                                      -------------
                                                                                                          2,572,719

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds (Washington
                    Regl. Med. Ctr.), 7 3/8s, 2/1/29                                      Baa3            3,202,500
          4,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds, 7s, 2/1/10                    BB/P            3,980,000
                                                                                                      -------------
                                                                                                          7,182,500

California (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA, 11.27s,
                    12/28/18 (SEG)                                                        Aaa             2,467,500
          2,500,000 CA Hlth. Fac. Auth. Rev. Bonds (Sutter Health),
                    Ser. A, 5 3/8s, 8/15/30                                               Aaa             2,525,000
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,592,500
          1,500,000 Gilroy Project Rev. Bonds (Bonfante Gardens Pk.),
                    8s, 11/1/25                                                           B/P             1,438,125
                                                                                                      -------------
                                                                                                          8,023,125

Colorado (3.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Springs Hosp. Rev. Bonds, 6 3/8s, 12/15/30                         A3              3,105,000
          2,000,000 CO State Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26 (In default) (NON)                    D               1,000,000
                    CO State Single Fam. Hsg. Fin. Auth. Rev. Bonds
            930,000 Ser. B-2 , 7s, 5/1/26                                                 A2                976,500
            465,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               481,275
                    Denver, City & Cnty. Arpt. G.O.Bonds
          3,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               3,667,500
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,540,625
          1,000,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               Ba1             1,022,500
                                                                                                      -------------
                                                                                                         12,793,400

District of Columbia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. bonds, Ser. B, FSA, 5 1/4s, 6/1/26                            Aaa             3,985,000
          1,500,000 DC, Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 3/4s, 5/15/40                                                       A1              1,513,125
                                                                                                      -------------
                                                                                                          5,498,125

Florida (2.9%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             1,500,000
          4,895,000 Escambia Cnty., Hlth. Fac. Auth. Rev. Bonds
                    (Baptist Hosp. & Baptist Manor), 5 1/8s, 10/1/19                      A3              4,478,925
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds (FL Crushed
                    Stone Co.), 8 1/2s, 12/1/14                                           A-/P            2,140,000
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), 5 3/8s, 11/15/28                             BB              1,380,000
          1,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth. Rev. Bonds
                    (Glenmoor St. Johns Project), Ser. A, 8s, 1/1/30                      B+/P            1,022,500
                                                                                                      -------------
                                                                                                         10,521,425

Georgia (1.8%)
-------------------------------------------------------------------------------------------------------------------
          1,045,000 Atlanta Waste Wtr. Rev. Bonds, Ser. A, FGIC, 5s, 11/1/38              Aaa             1,129,906
          4,000,000 Burke Cnty., Dev. Auth. Poll. Control Rev. Bonds
                    (Oglethorpe Pwr. Co. Vogtle), MBIA, 8s, 1/1/22                        Aaa             4,262,160
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            300,000 11.03s, 8/1/10                                                        Aaa               314,655
            700,000 11.03s, 8/1/10, Prerefunded                                           Aaa               737,877
                                                                                                      -------------
                                                                                                          6,444,598

Hawaii (3.6%)
-------------------------------------------------------------------------------------------------------------------
          2,355,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              BB-             2,060,625
         11,000,000 HI State Dept. of Budget & Fin. Rev. Bonds,
                    6.66s, 11/1/21                                                        A-             10,945,000
                                                                                                      -------------
                                                                                                         13,005,625

Illinois (8.6%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Chicago Board of Ed. G.O. Bonds (School Reform
                    Project), Ser. A, AMBAC, 5 1/4s, 12/1/27                              Aaa             2,481,250
          2,500,000 Chicago, G.O. Bonds (Neighborhoods Alive 21 Project),
                    FGIC, 5s, 1/1/41                                                      AAA             2,343,750
          8,405,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, 5 1/8s, 1/1/35              Aaa             7,942,725
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          6,500,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB              6,491,875
          2,500,000 (United Airlines, Inc.), Ser. C, 6.3s, 5/1/16                         Caa1            1,300,000
          2,000,000 Huntley, Special Tax Rev. Bonds (Svc. Area No. 8),
                    7 3/4s, 3/1/29                                                        BB+/P           2,087,500
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds (Midwestern Univ.),
                    Ser. B, 6s, 5/15/26                                                   BBB+            1,610,000
          2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A-              2,396,875
          3,500,000 IL Sports Fac. Auth. Rev. Bonds, AMBAC, 5s, 6/15/32                   AAA             3,342,500
          1,000,000 IL State Sales Tax Rev. Bonds, Ser. I, FGIC, 6s, 6/15/27              Aaa             1,117,500
                                                                                                      -------------
                                                                                                         31,113,975

Indiana (3.3%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            4,593,750
          3,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev. Bonds
                    (United Airlines, Inc.), Ser. A, 6 1/2s, 11/15/31                     B+              2,032,500
          4,300,000 Pub. Indl. Corp. Rev. Bonds (James River Project),
                    6.7s, 4/1/23                                                          BBB-            4,300,000
          1,000,000 Rockport, Indl. Poll. Ctrl. Rev. Bonds (Indiana-Michigan
                    Pwr.), Ser. B, FGIC, 7.6s, 3/1/16                                     Aaa             1,022,700
                                                                                                      -------------
                                                                                                         11,948,950

Iowa (1.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IA State Higher Ed. Loan Auth. VRDN, 1.3s, 11/1/32                    A-1+            5,000,000

Kansas (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds (Kansas Gas &
                    Electric Co.), MBIA, 7s, 6/1/31                                       Aaa             4,598,460

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev. Bonds
                    (Delta Airlines), Ser. A, 7 1/2s, 2/1/12                              BB+             4,005,000

Louisiana (1.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              B+/P            2,002,500
          2,000,000 Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 2001B,
                    5 7/8s, 5/15/39                                                       A1              1,830,000
                                                                                                      -------------
                                                                                                          3,832,500

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 ME State Fin. Auth. Solid Waste Recycling Fac. Rev.
                    Bonds (Great Northern Paper-Bowater),
                    7 3/4s, 10/1/22                                                       BBB             3,074,490
          2,000,000 Rumford Solid Waste Disp. Rev. Bonds (Boise
                    Cascade Corp.), 6 7/8s, 10/1/26                                       Baa3            2,035,000
                                                                                                      -------------
                                                                                                          5,109,490

Massachusetts (5.1%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds (MA Biomedical
                    Research), Ser. C, 6 3/8s, 8/1/17                                     A1              3,011,281
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          1,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             1,012,500
          8,750,000 (Med. Ctr. of Central MA), Ser. B, AMBAC, IFB,
                    11.32s, 6/23/22                                                       Aaa            10,379,688
          1,450,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            1,455,438
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds (Rental Mtge.),
                    Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             2,506,250
                                                                                                      -------------
                                                                                                         18,365,157

Michigan (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,640,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          1,782,303
          2,200,000 Detroit, Wtr. Supply Syst. IFB, FGIC, 10.894s, 7/1/22                 Aaa             2,300,892
          5,500,000 MI State Strategic Fund Ltd. Rev. Bonds (Detroit Edison
                    Poll. Control), 5.65s, 9/1/29                                         A3              5,403,750
                                                                                                      -------------
                                                                                                          9,486,945

Minnesota (0.7%)
-------------------------------------------------------------------------------------------------------------------
            750,000 Minneapolis & St. Paul Metropolitan Arpt. Comm.
                    Special Fac. Rev. Bonds (North West Airlines, Inc.),
                    Ser. A, 7s, 4/1/25                                                    B+/P              675,000
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev. Bonds, Ser. G-3,
                    5.45s, 12/1/31                                                        A-              1,702,869
                                                                                                      -------------
                                                                                                          2,377,869

Missouri (3.8%)
-------------------------------------------------------------------------------------------------------------------
                    MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s, 5/15/20                            Aa3             2,734,375
          1,500,000 (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              1,561,875
          8,880,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev.
                    Bonds, 7.1s, 1/1/30                                                   Aaa             9,312,900
                                                                                                      -------------
                                                                                                         13,609,150

Nevada (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.), Ser. B, 7 1/2s, 9/1/32                                    Baa2            3,076,170
          3,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           2,925,000
                                                                                                      -------------
                                                                                                          6,001,170

New Jersey (0.8%)
-------------------------------------------------------------------------------------------------------------------
            650,000 NJ Econ. Dev. Auth. Rev. Bonds (Cedar Crest Vlg.
                    Inc. Fac.), Ser. A, 7 1/4s, 11/15/31                                  BB-/P             629,688
          2,000,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            2,167,500
                                                                                                      -------------
                                                                                                          2,797,188

New York (7.5%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds,
                    Ser. A, 5 1/4s, 12/1/26                                               A-              3,905,000
          3,000,000 Metro. Trans. Auth. Rev. Bonds, Ser. A, FSA, 5s, 11/15/30             Aaa             2,891,250
          1,875,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D, 5 1/2s, 11/1/08                    BB+/P           1,860,938
          3,500,000 NY & NJ Port Auth. Special Obligation FRB, Ser. N18,
                    8 3/4s, 12/1/17 (acquired 7/19/00, cost $3,664,115) (RES)             Aaa             4,064,375
          7,780,000 NY City G.O. Bonds, Ser. B, 5 1/4s, 12/1/09                           A2              8,227,350
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds (Brooklyn Navy
                    Yard Cogen. Partners), Ser. G, 5 3/4s, 10/1/36                        Baa3            1,960,000
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    Ser. C, 5 3/4s, 6/15/26                                               AA              4,253,750
                                                                                                      -------------
                                                                                                         27,162,663

North Carolina (4.0%)
-------------------------------------------------------------------------------------------------------------------
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,067,500
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             1,947,500
         11,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1
                    Catawba Elec.), Ser. B, 6 1/2s, 1/1/20                                Baa1           11,577,500
                                                                                                      -------------
                                                                                                         14,592,500

Ohio (2.6%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
          5,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa             5,171,650
          2,000,000 (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            1,987,500
          2,500,000 Rickenbacker Port Auth. Rev. Bonds (OASBO
                    Expanded Asset Pooled), Ser. A, 5 3/8s, 1/1/32                        A2              2,437,500
                                                                                                      -------------
                                                                                                          9,596,650

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Hlth. Care),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              2,576,875

Pennsylvania (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,334,375
          5,000,000 Montgomery Cnty., Indl. Auth. Resource Recvy. Rev.
                    Bonds, 7 1/2s, 1/1/12                                                 AA-             5,050,200
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (Amtral Project),
                    Ser. A, 6 3/8s, 11/1/41                                               A3              1,002,500
          5,000,000 Philadelphia, Auth. Indl. Dev. Special Fac. Rev. Bonds
                    (U.S. Airways Inc.), 8 1/8s, 5/1/30                                   B-/P            2,000,000
          1,200,000 Sayre Hlth. Care Fac. Auth. Rev. Bonds (Guthrie Hlth.),
                    Ser. A, 5 7/8s, 12/1/31                                               A-              1,209,000
          2,200,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,158,750
                                                                                                      -------------
                                                                                                         12,754,825

Puerto Rico (3.1%)
-------------------------------------------------------------------------------------------------------------------
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds
          5,000,000 Ser. B, 6s, 7/1/39                                                    A               5,781,250
          5,000,000 Ser. E, FSA, 5 1/2s, 7/1/12                                           Aaa             5,587,500
                                                                                                      -------------
                                                                                                         11,368,750

South Carolina (2.1%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2              636,750
          1,750,000 SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B,
                    6 3/8s, 5/15/28                                                       A1              1,760,935
          7,625,000 SC Toll Road Rev. Bonds (Southern Connector Project),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            5,223,125
                                                                                                      -------------
                                                                                                          7,620,810

Tennessee (5.2%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Fac. Hosp. Board Rev. Bonds
          3,500,000 Ser. A2, MBIA, FRB, 10.46s, 7/1/21 (acquired 2/8/00,
                    cost $3,296,650) (RES)                                                Aaa             4,033,750
          3,000,000 (Mtn.States Hlth.), Ser. A, 7 1/2s, 7/1/25                            Baa2            3,221,250
         10,900,000 SCA Tax Exempt Trust Multi-Fam. Mtge. Rev. Bonds
                    (Steeplechase Falls), Ser. A-10, FSA, 7 1/8s, 1/1/30                  Aaa            11,540,375
                                                                                                      -------------
                                                                                                         18,795,375

Texas (8.2%)
-------------------------------------------------------------------------------------------------------------------
         11,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal
                    Express Corp.), 6 3/8s, 4/1/21                                        Baa2           11,758,750
          5,000,000 Austin Elec. Util. Syst. Rev. Bonds, FSA, 5s, 1/15/30                 Aaa             4,743,750
          7,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.), 6 3/8s, 5/1/35                       BB              5,530,000
          1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
                    Hermann Hlth. Care), Ser. A, 6 3/8s, 6/1/29                           A3              1,565,625
                    Houston, Arpt. Syst. Rev. Bonds
          5,000,000 Ser. C, FGIC, 5s, 7/1/28                                              Aaa             4,712,500
          1,500,000 (Continental), Ser. E, 6 3/4s, 7/1/29                                 BB-             1,351,875
                                                                                                      -------------
                                                                                                         29,662,500

Utah (4.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev. Bonds
                    (Laidlaw Env.), Ser. A, 7.45s, 7/1/17                                 BB-/P           3,097,500
                    UT State Pwr. Supply Rev. Bonds (Intermountain
                    Pwr. Agcy.), Ser. A, MBIA
          8,280,000 6.15s, 7/1/14                                                         Aaa             9,377,100
          4,720,000 6.15s, 7/1/14, Prerefunded                                            Aaa             5,239,200
                                                                                                      -------------
                                                                                                         17,713,800

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,460,000 VT State Edl. & Hlth. Bldg. Fin. Agcy. Rev. Bonds
                    (Brattleboro Memorial Hosp.), 7s, 3/1/24                              BBB+            4,833,525

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,676,125

Washington (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/8s, 4/1/20                            B+/P            1,953,000

Wisconsin (3.9%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Badger TOB Asset Securitization Corp. Rev. Bonds,
                    6 3/8s, 6/1/32                                                        A1              3,412,500
                    WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
          2,500,000 (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              2,478,125
          4,500,000 (United Hlth. Group, Inc.), Ser. B, MBIA, 5 1/2s,
                    12/15/20                                                              Aaa             4,595,625
          3,400,000 WI State Hsg. & Econ. Dev. Auth. Rev. Bonds,
                    Ser. B, 7.05s, 11/1/22                                                AA              3,484,558
                                                                                                      -------------
                                                                                                         13,970,808
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $362,241,324) (b)                                        $  362,265,702
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $362,241,324, resulting in gross unrealized appreciation and depreciation of $14,347,158 and $14,322,780, respectively, or net unrealized appreciation of $24,378.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $8,098,125 or 2.2% of portfolio market value.

(SEG) A portion of this security was segregated with the custodian to cover margin requirements for futures contracts at May 31, 2002.

      The rates shown on Floating Rate Bonds (FRB) are the current interest rates shown at May 31, 2002, which are subject to change based on the terms of the security.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates May 31, 2002.

      The fund had the following industry group concentration greater than 10% at May 31, 2002 (as a percentage of market value):

            Transportation    21.9%
            Utilities         20.2
            Health care       19.3

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2002 (Unaudited)

                                    Aggregate Face  Expiration      Unrealized
                       Total Value           Value        Date    Depreciation
------------------------------------------------------------------------------
Municipal Bond
Index (Short)           $3,035,031      $2,976,908      Jun-02        $(58,123)
------------------------------------------------------------------------------




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$362,241,324) (Note 1)                                                         $362,265,702
-------------------------------------------------------------------------------------------
Cash                                                                                509,540
-------------------------------------------------------------------------------------------
Interest and other receivables                                                    7,042,410
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                       60,023
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                              2,719
-------------------------------------------------------------------------------------------
Total assets                                                                    369,880,394

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,473,024
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               37,506
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        654,257
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           26,176
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       20,894
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,434
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               59,479
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,272,770
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                      140,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                     $227,607,624

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         235,672,702
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      2,123,609
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,154,942)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                          (33,745)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $227,607,624

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share
($227,607,624 divided by 21,195,676 shares)                                          $10.74
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2002 (Unaudited)
Interest income:                                                                $11,949,649
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,269,797
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      120,664
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                    6,781
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,232
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              189,833
-------------------------------------------------------------------------------------------
Other                                                                                55,941
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,647,248
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (16,660)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,630,588
-------------------------------------------------------------------------------------------
Net investment income                                                            10,319,061
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                     99,037
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                      39,195
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures contracts
during the period                                                                (5,831,087)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (5,692,855)
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From net investment income                                                       (1,024,954)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $ 3,601,252
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                             2002*                 2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 10,319,061          $ 21,332,554
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                   138,232              (240,162)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (5,831,087)              (75,204)
-------------------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (1,024,954)           (4,322,862)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    3,601,252            16,694,326
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (8,208,096)          (15,104,533)
-------------------------------------------------------------------------------------------------------
Issuance of common shares in connection with reinvestment
of distributions                                                          231,712               538,796
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (4,375,132)            2,128,589

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   231,982,756           229,854,167
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $2,123,609 and $1,037,598, respectively)                          $227,607,624          $231,982,756
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       21,174,129            21,126,141
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              21,547                47,988
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             21,195,676            21,174,129
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                               1,400                 1,400
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                        Year ended November 30
-------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $10.96       $10.88       $10.71       $11.98       $12.05       $11.94
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .49         1.01         1.03         1.06         1.07         1.09
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.27)        (.02)         .26        (1.14)         .06          .23
-------------------------------------------------------------------------------------------------------------------
Distributions to
preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.05)        (.20)        (.28)        (.23)        (.24)        (.25)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations         .17          .79         1.01         (.31)         .89         1.07
-------------------------------------------------------------------------------------------------------------------
Distributions to
common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.39)        (.71)        (.84)        (.96)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.39)        (.71)        (.84)        (.96)        (.96)        (.96)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $10.74       $10.96       $10.88       $10.71       $11.98       $12.05
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       11.250      $10.670       $9.813      $11.938      $14.937      $14.750
-------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                   9.30*       15.96       (11.14)      (13.96)        8.73        16.25
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
common shares (in thousands)        $227,608     $231,983     $229,854     $225,172     $249,585     $248,802
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .73*        1.49         1.47         1.46         1.47         1.43
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            4.09*        7.19         7.10         7.24         6.82         7.13
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  6.56*       23.05        24.90        14.92        14.44        26.91
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes do not involve undue risk to income or principal. Under normal circumstances, the fund will invest at least 80% of its net assets in investment grade securities (rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality).

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $7,263,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007
       535,000    November 30, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on May 31, 2002 was 1.50%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.


Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2002, the fund's expenses were reduced by $16,660 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $611 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the six months ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $32,074,834 and $23,285,575, respectively. There were no purchases or sales of U.S. government obligations.


Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At May 31, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Trust's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.


Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FUND INFORMATION


ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and  Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President and CIO
Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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